                                                                    Exhibit 24.2

                               CONSENT OF DIRECTOR

         The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.

                                                       /s/ Jerome F. Tatar
                                                       -------------------------
                                                           Jerome F. Tatar

                               CONSENT OF DIRECTOR

         The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.

                                                             /s/ John G. Breen
                                                             -------------------
                                                                 John G. Breen

                               CONSENT OF DIRECTOR

         The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.

                                                           /s/ Duane E. Collins
                                                           ---------------------
                                                               Duane E. Collins

                               CONSENT OF DIRECTOR

         The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.

                                                         /s/ William E. Hoglund
                                                         -----------------------
                                                             William E. Hoglund

                           CONSENT OF DIRECTOR

         The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.

                                                          /s/ James G. Kaiser
                                                          ----------------------
                                                              James G. Kaiser

                               CONSENT OF DIRECTOR

         The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.

                                                            /s/ John A. Krol
                                                           ---------------------
                                                                John A. Krol

                          CONSENT OF DIRECTOR

         The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.

                                                        /s/ Susan J. Kropf
                                                       -------------------------
                                                            Susan J. Kropf

                               CONSENT OF DIRECTOR

         The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.

                                                      /s/ Lee J. Styslinger, Jr.
                                                      --------------------------
                                                          Lee J. Styslinger, Jr.

                               CONSENT OF DIRECTOR

         The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.

                                                  /s/ J. Lawrence Wilson
                                                 -------------------------------
                                                      J. Lawrence Wilson

                              CONSENT OF DIRECTOR

The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.


                                       /s/  David F. D'Alessandro
                                       -------------------------------------
                                       David F. D'Alessandro

                              CONSENT OF DIRECTOR

The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.


                                       /s/  John A. Luke, Jr.
                                       -------------------------------------
                                       John A. Luke, Jr.

                              CONSENT OF DIRECTOR

The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.


                                       /s/  Michael E. Campbell
                                       -------------------------------------
                                       Michael E. Campbell

                              CONSENT OF DIRECTOR

The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.


                                       /s/  Dr. Thomas W. Cole, Jr.
                                       -------------------------------------
                                       Dr. Thomas W. Cole, Jr.

                              CONSENT OF DIRECTOR

The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.


                                       /s/  Douglas S. Luke
                                       -------------------------------------
                                       Douglas S. Luke

                              CONSENT OF DIRECTOR

The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.


                                       /s/  Richard B. Kelson
                                       -------------------------------------
                                       Richard B. Kelson

                              CONSENT OF DIRECTOR

The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.


                                       /s/  Robert C. McCormack
                                       -------------------------------------
                                       Robert C. McCormack

                              CONSENT OF DIRECTOR

The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.


                                       /s/  Jane L. Warner
                                       -------------------------------------
                                       Jane L. Warner

                              CONSENT OF DIRECTOR

The undersigned hereby consents to: (i) the inclusion of my biographical information and being named as a director of MeadWestvaco Corporation in MW Holding Corporation's Registration Statement on Form S-4 or any amendment thereto, and (ii) serving as director of MeadWestvaco Corporation.


                                       /s/  Richard A. Zimmerman
                                       -------------------------------------
                                       Richard A. Zimmerman